Exhibit 10.5.1

FIRST AMENDMENT TO

ABL CREDIT AGREEMENT

FIRST AMENDMENT TO ABL CREDIT AGREEMENT, dated as of February 17, 2016 (this “Amendment”), by and among GYP HOLDINGS III CORP., a Delaware corporation (the “Lead Borrower”), the entities listed on Schedule 1 (together with the Lead Borrower, the “Borrowers”), the entities listed on Schedule 2 (the “Subsidiary Guarantors”), GYP HOLDINGS II CORP., a Delaware corporation (“Holdings”), the incremental revolving credit lenders party hereto (in such capacity, collectively, the “Incremental Revolving Credit Lenders” and individually, an “Incremental Revolving Credit Lender”) and WELLS FARGO BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders party to the Credit Agreement referred to below, and as Swing Line Lender and L/C Issuer.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, each lender from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent have entered into that certain ABL Credit Agreement dated as of April 1, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment on the Effective Date (as defined below), the “Amended Credit Agreement”) (capitalized terms not otherwise defined in this Amendment have the same meanings assigned thereto in the Credit Agreement); and

WHEREAS, the Lead Borrower has, by notice to the Administrative Agent dated February 5, 2016 delivered pursuant to Section 2.14 of the Credit Agreement (the “Notice”), a copy of which Notice has been delivered to the Lenders and to the Incremental Revolving Credit Lenders and is attached as Exhibit A hereto, requested an increase in the aggregate amount of the Revolving Credit Commitments, in an aggregate principal amount of $100,000,000 (the “Revolving Credit Commitment Increase”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            Incremental Revolving Credit Lenders and the Revolving Credit Commitment Increase.  Pursuant to Section 2.14 of the Credit Agreement and subject to the satisfaction or waiver (in the Incremental Revolving Credit Lenders’ sole discretion) of the conditions of effectiveness of this Amendment set forth in Section 4 of this Amendment:

(a)                                 Each Incremental Revolving Credit Lender severally agrees to provide a commitment in respect of the Revolving Credit Commitment Increase (the “Incremental Revolving Credit Commitment” and collectively, the “Incremental Revolving Credit Commitments”) in an aggregate principal amount for all Incremental Revolving Credit Lenders equal to $100,000,000, as set forth on Schedule 3 to this Amendment.

(b)                                 The Incremental Revolving Credit Commitments shall have identical terms as the Revolving Credit Commitments existing on the Closing Date (including, without limitation, with respect to the maturity date, pricing, mandatory prepayments and voluntary prepayments) and shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.  Each reference to (i) a

“Revolving Credit Commitment” or “Revolving Credit Commitments” and (ii) a “Revolving Credit Loan” or “Revolving Credit Loans” in the Credit Agreement or herein shall be deemed to include the Incremental Revolving Credit Commitments and any Loans made in respect of the Incremental Revolving Credit Commitments, as applicable, established pursuant to this Amendment and all other related terms will have correlative meanings.

(c)                                  Each of the parties hereto hereby agrees that (i) the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all of the Lenders participate in each outstanding Letter of Credit, Swing Line Loan, Protective Overadvance and Overadvance, if any, pro rata on the basis of their respective Pro Rata Shares of the aggregate Revolving Credit Commitments (after giving effect to any Revolving Credit Commitment Increase), including by assigning to each Incremental Revolving Credit Lender a portion of each then-existing Lender’s participations hereunder in outstanding Letters of Credit, Swing Line Loans, Protective Overadvances and Overadvances, if any, and each Incremental Revolving Credit Lender hereby automatically and without further action shall be deemed to have assumed a portion of such existing Lender’s participations, such that, after giving effect to each deemed assignment and assumption of participations, all of the Lenders’ (including each Incremental Revolving Credit Lender) participations hereunder in Letters of Credit, Swing Line Loans, Protective Overdvances and Overadvances shall be held ratably on the basis of their respective Pro Rata Shares of the aggregate Revolving Credit Commitments (after giving effect to any Revolving Credit Commitment Increase) and (ii) the Administrative Agent may cause all existing Lenders to assign Revolving Credit Loans to the Incremental Revolving Credit Lenders, and the Incremental Revolving Credit Lenders shall purchase such Revolving Credit Loans, in each case to the extent necessary so that all of the Lenders participate in each outstanding Revolving Credit Borrowing pro rata on the basis of their respective Pro Rata Shares of the aggregate Revolving Credit Commitments (after giving effect to any Revolving Credit Commitment Increase).

(d)                                 As of the Effective Date, after giving effect to the incurrence of the Incremental Revolving Credit Commitments, the aggregate principal amount of Revolving Credit Commitments outstanding pursuant to the Credit Agreement shall be $300,000,000.

SECTION 2.                            Amendments to the Credit Agreement.

(a)                                 Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

“First Amendment” means the First Amendment to this Agreement, dated as of February 17, 2016.

“First Amendment Effective Date” means “Effective Date,” as such term is defined in the First Amendment.  The parties acknowledge that the First Amendment Effective Date has occurred on February 17, 2016.

(b)                                 Section 1.01 of the Credit Agreement is further amended by restating the last sentence of the definition of “Revolving Credit Commitment” to read as follows:

“The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $300,000,000 on the First Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(c)                                  Section 1.01 of the Credit Agreement is further amended by amending the definition of “Swing Line Sublimit” by deleting reference to “$20,000,000” and inserting “$30,000,000”

in lieu thereof; provided that only the consent of the Swing Line Lender and an acknowledgment by the Administrative Agent shall be required to effect the amendment pursuant to this Section 2(c).

(d)                                 Schedule 2.01 of the Credit Agreement is hereby replaced in its entirety with Schedule 2.01 hereto.

SECTION 3.                            Representations and Warranties.  By its execution of this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Incremental Revolving Credit Lenders that:

(a)                                 the execution, delivery and performance of this Amendment is within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action of such Loan Party and do not and will not (a) contravene the terms of any of such Loan Party’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than any Lien to secure the Secured Obligations pursuant to the Collateral Documents), or require any payment to be made under (i) any Permitted Term Indebtedness, (ii) any other Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (iii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (c) violate any Law; except with respect to any breach or contravention or payment referred to in clause (b)(ii) and (b)(iii), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;

(b)                                 this Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity;

(c)                                        no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by an Agent, an L/C issuer, any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect;

(d)                                       the representations and warranties of the Lead Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this clause(d), the representations and warranties contained in Sections 5.05(a), 5.05(b) and 5.05(c) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement; and

(e)                                  no Default or Event of Default had occurred and was continuing on the date of the Notice and no Default or Event of Default has occurred and is continuing on and as of the Effective Date after giving effect to the Incremental Revolving Credit Commitments.

SECTION 4.                            Conditions of Effectiveness of the Amendment.  This Amendment shall become effective on the date (the “Effective Date”) when:

(a)                                 The Administrative Agent shall have received:

i.                                          an executed counterpart of this Amendment from Holdings, each Borrower, the other Loan Parties party hereto and each Incremental Revolving Credit Lender;

ii.                                       a certificate of each Loan Party, dated the Effective Date and executed by a Responsible Officer thereof, which shall (A) certify that attached thereto are (x) a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party certified by the relevant authority of its jurisdiction of organization, which certificate or articles of incorporation, formation or organization have not been amended (except as attached thereto) since the date reflected thereon, (y) a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Effective Date, which by-laws or operating, management, partnership or similar agreement are in full force and effect, and (z) a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution and delivery of this Amendment, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect; provided that, in lieu of attaching documents referred to clauses (x) and (y) thereof, the certificate may state that such documents remain unchanged from those delivered to the Administrative Agent on the Closing Date, and (B) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of such Loan Party authorized to sign this Amendment and (ii) a good standing (or equivalent) certificate for such Loan Party from the relevant authority of its jurisdiction of organization, dated as of a recent date; and

iii.                                    a favorable written opinion of (i) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Loan Parties and (ii) Sutherland Asbill & Brennan LLP, special Georgia counsel to the Loan Parties, in each case dated the Effective Date and addressed to the Administrative Agent, the Collateral Agent and the Incremental Revolving Credit Lenders;

(b)                                 The representations and warranties of the Loan Parties set forth in Section 2 of this Amendment shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date;

(c)                                  Before and after giving effect to this Amendment, no Default or Event of Default shall exist;

(d)                                 Before and after giving effect to this Amendment, Availability shall be not less than $1.00;

(e)                                  The report and opinion of the independent certified public accountants with respect to the set of the financial statements most recently delivered prior to the Effective Date pursuant to Section 6.01(a) of the Credit Agreement shall not contain a qualification, exception or explanatory note of the type described in clause (B) of Section 6.01(a) of the Credit Agreement;

(f)                                   After giving effect on a Pro Forma Basis to the Revolving Credit Commitment Increase (assuming for such purposes that the entire amount of such Revolving Credit Commitment Increase is fully funded), the Lead Borrower shall be in compliance with the financial covenant set forth in Section 7.11 of the Credit Agreement (regardless of whether such covenant is otherwise required to be tested pursuant to Section 7.11 of the Credit Agreement);

(g)                                  Each Incremental Revolving Credit Lender party hereto shall have received an upfront fee, due and payable on the Effective Date, equal to 15 bps of the aggregate amount of such Incremental Revolving Credit Lender’s Pro Rata Share of the Incremental Revolving Credit Commitments; and

(h)                                 All fees and expenses required to be paid by the Loan Parties pursuant to a separate agreement or the Credit Agreement for which invoices have been presented at least one Business Day prior to the Effective Date or such later date to which the Borrower Representative may agree (including the reasonable fees and expenses of legal counsel that are payable under the Credit Agreement), in each case on or before the Effective Date.

SECTION 5.                            Post-Closing Covenant.  Within 60 days after the Effective Date (or such longer period as agreed to by the Administrative Agent in its sole discretion), the Loan Parties shall deliver to the Administrative Agent a Mortgage modification or a new Mortgage with respect to each Mortgaged Property and the related documents, agreements and instruments (including legal opinions) set forth in Sections 6.12(a)(iii) and 6.12(a)(iv), of the Credit Agreement.

SECTION 6.                            Use of Proceeds.  The proceeds of the Revolving Credit Commitment Increase shall be used (i) to finance or refinance the working capital and capital expenditures needs of the Lead Borrower and its Restricted Subsidiaries and (ii) for general corporate purposes (including any actions permitted by Article VII of the Credit Agreement) of the Borrowers and their Restricted Subsidiaries.

SECTION 7.                            Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)                                 On and after the Effective Date, each reference in the Credit Agreement to (i) “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment and (ii) each Incremental Revolving Credit Lender (x) shall become a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (y) shall have a “Revolving Credit Commitment” under the Credit Agreement.

(b)                                 The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  On and after the Effective Date, this Amendment shall for all purposes constitute a Loan Document.

SECTION 8.                            Acknowledgment; Liens Unimpaired.  Each Loan Party hereby acknowledges that it has read this Amendment and consents to its terms, and further hereby affirms, confirms, represents, warrants and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects and (b) after giving effect to this Amendment, (i) the execution, delivery, performance or effectiveness of this Amendment shall not impair the validity, effectiveness or priority of the Liens granted pursuant to the Loan Documents and such Liens shall continue unimpaired with the same priority to secure repayment of all ABL Obligations, whether heretofore or hereafter incurred, including, without limitation, the Incremental Revolving Credit Commitments to be provided by the Incremental Revolving Credit Lenders on the Effective Date and (ii) the Guaranty, as and to the extent provided in the Loan Documents, shall continue in full force and effect in respect of the ABL Obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the Incremental Revolving Credit Commitments to be provided by the Incremental Revolving Credit Lenders on the Effective Date.  For the avoidance of doubt, each Loan Party hereby acknowledges and affirms that the Incremental Revolving Credit Commitments and any Loans made or deemed made, and participations in Letters of Credit, Swing Line Loans, Protective Overadvances and Overadvances purchased or deemed purchased, in each case, pursuant to this Amendment or the Incremental Revolving Credit Commitments constitute “ABL Obligations” “Secured Obligations”, “Guaranteed ABL Obligations” (as defined in the Guaranty) and similar defined terms used in the Loan Documents.

SECTION 9.                            Costs and Expenses.  The Lead Borrower hereby agrees to reimburse the Administrative Agent for its reasonable costs and expenses incurred in connection with this Amendment, including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent, all in accordance with the terms and conditions of Section 10.04 of the Credit Agreement.

SECTION 10.                     Notice.  Each Incremental Revolving Credit Lender hereby waives the ten (10) Business Day notice period required under Section 2.14 of the Credit Agreement and agrees that the Notice delivered by the Borrower on February 5, 2016 satisfies the requirement to deliver notice of the Borrower’s request to increase the aggregate amount of the Revolving Credit Commitments under the Credit Agreement pursuant to this Amendment.

SECTION 11.                     Execution in Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.  The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided, that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

SECTION 12.                     Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 13.                     Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

GYP HOLDINGS II CORP., as Holdings

By:	/s/ H. Douglas Goforth
Name:	H. Douglas Goforth
Title:	Chief Financial Officer

GYP HOLDINGS III CORP., as the Lead Borrower

By:	/s/ H. Douglas Goforth
Name:	H. Douglas Goforth
Title:	Chief Financial Officer

[Signature Page to GMS ABL First Amendment]

COASTAL INTERIOR PRODUCTS, INC.
PIONEER MATERIALS WEST, INC.
STATE LINE BUILDING SUPPLY, INC.
GATOR GYPSUM, INC.
CAPITOL INTERIOR PRODUCTS, INC.
CAPITOL MATERIALS OF SAVANNAH, INC.
CAPITOL MATERIALS, INCORPORATED
GMS STRATEGIC SOLUTIONS, INC.
GYPSUM MANAGEMENT AND SUPPLY, INC.
ROCKET INSTALLATION, INC.
SUN VALLEY INTERIOR SUPPLY, INC.
TOOL SOURCE WAREHOUSE, INC.
TUCKER ACOUSTICAL PRODUCTS, INC.
TUCKER MATERIALS, INC.
PIONEER MATERIALS, INC.
TAMARACK MATERIALS, INC.
MISSOURI DRYWALL SUPPLY, INC.
WILDCAT MATERIALS, INC.
COLONIAL MATERIALS, INC.
CHAPARRAL MATERIALS, INC.
CHEROKEE BUILDING MATERIALS OF OKC, INC.
CHEROKEE BUILDING MATERIALS, INC.
CARTER HARDWARE COMPANY
ROCKY TOP MATERIALS, INC.
COMMERCIAL INTERIOR PRODUCTS, INC.
COWTOWN MATERIALS, INC.
EASTEX MATERIALS, INC.
HILL COUNTRY MATERIALS, INC.
LONE STAR MATERIALS, INC.
RIO GRANDE BUILDING MATERIALS, INC.
TEJAS MATERIALS, INC.
CAPITOL BUILDING SUPPLY, INC.
COMMONWEALTH BUILDING MATERIALS, INC.
GTS DRYWALL SUPPLY COMPANY
NEW ENGLAND GYPSUM SUPPLY, INC.
OHIO VALLEY SUPPLY, INC.
PACIFIC GYPSUM SUPPLY, INC.
GYPSUM SUPPLY COMPANY

By:	/s/ Alan Adams
Name:	Alan Adams
Title:	Treasurer

[Signature Page to GMS ABL First Amendment]

GYPSUM SUPPLY INSTALLED INSULATION, LLC
By: GYPSUM SUPPLY COMPANY, its Manager

By:	/s/ Alan Adams
Name:	Alan Adams
Title:	Treasurer

[Signature Page to GMS ABL First Amendment]

GYPSUM MANAGEMENT AND SUPPLY, INC.

By:	/s/ Alan Adams
Name:	Alan Adams
Title:	Chief Accounting Officer

[Signature Page to GMS ABL First Amendment]

WELLS FARGO BANK, N.A., as Administrative Agent, as a Lender, as Swing Line Lender and as an Incremental Revolving Credit Lender

By:	/s/ Jonathan Boynton
Name:	Jonathan Boynton
Title:	Vice President

[Signature Page to GMS ABL First Amendment]

SUNTRUST BANK., as a Lender and as an Incremental Revolving Credit Lender

By:	/s/ Bryan Van Horn
Name:	Bryan Van Horn
Title:	VP

[Signature Page to GMS ABL First Amendment]

ROYAL BANK OF CANADA, as a Lender and as an Incremental Revolving Credit Lender

By:	/s/ Raja Khanna
Name:	Raja Khanna
Title:	Director

[Signature Page to GMS ABL First Amendment]

Bank of America, N.A., as a Lender and as an Incremental Revolving Credit Lender

By:	/s/ Todd Tarrance
Name:	Todd Tarrance
Title:	Vice President

[Signature Page to GMS ABL First Amendment]

U.S. BANK, NATIONAL ASSOCIATION, as a Lender and as an Incremental Revolving Credit Lender

By:	/s/ John R. LePage
Name:	John R. LePage
Title:	Vice President

[Signature Page to GMS ABL First Amendment]

SCHEDULE 1

BORROWERS

	Borrower	Jurisdiction/Type
1.	GYP Holdings III Corp.	A Delaware corporation
2.	Coastal Interior Products, Inc.	Alabama corporation
3.	Pioneer Materials West, Inc.	Colorado corporation
4.	State Line Building Supply, Inc.	A Delaware corporation
5.	Gator Gypsum, Inc.	Florida corporation
6.	Capitol Interior Products, Inc.	Georgia corporation
7.	Capitol Materials of Savannah, Inc.	Georgia corporation
8.	Capitol Materials, Incorporated	Georgia corporation
9.	GMS Strategic Solutions, Inc.	Georgia corporation
10.	Gypsum Management and Supply, Inc.	Georgia corporation
11.	Rocket Installation, Inc.	Georgia corporation
12.	Sun Valley Interior Supply, Inc.	Georgia corporation
13.	Tool Source Warehouse, Inc.	Georgia corporation
14.	Tucker Acoustical Products, Inc.	Georgia corporation
15.	Tucker Materials, Inc.	Georgia corporation
16.	Pioneer Materials, Inc.	Kansas corporation
17.	Tamarack Materials, Inc.	Minnesota corporation
18.	Missouri Drywall Supply, Inc.	Missouri corporation
19.	Wildcat Materials, Inc.	Missouri corporation
20.	Colonial Materials, Inc.	North Carolina corporation
21.	Chaparral Materials, Inc.	New Mexico corporation
22.	Cherokee Building Materials of OKC, Inc.	Oklahoma corporation
23.	Cherokee Building Materials, Inc.	Oklahoma corporation
24.	Carter Hardware Company	Tennessee corporation
25.	Rocky Top Materials, Inc.	Tennessee corporation
26.	Commercial Interior Products, Inc.	Texas corporation
27.	Cowtown Materials, Inc.	Texas corporation
28.	Eastex Materials, Inc.	Texas corporation
29.	Hill Country Materials, Inc.	Texas corporation
30.	Lone Star Materials, Inc.	Texas corporation
31.	Rio Grande Building Materials, Inc.	Texas corporation
32.	Tejas Materials, Inc.	Texas corporation

	Borrower	Jurisdiction/Type
33.	Capitol Building Supply, Inc.	Virginia corporation
34.	Commonwealth Building Materials, Inc.	Virginia corporation
35.	GTS Drywall Supply Company	Washington corporation

SCHEDULE 2

SUBSIDIARY GUARANTORS

	Subsidiary Guarantor	Jurisdiction/Type
1.	New England Gypsum Supply, Inc.	Georgia corporation
2.	Ohio Valley Supply, Inc.	Georgia corporation
3.	Pacific Gypsum Supply, Inc.	Georgia corporation
4.	Gypsum Supply Company	Michigan corporation
5.	Gypsum Supply Installed Insulation, LLC	Michigan limited liability company

SCHEDULE 3

INCREMENTAL REVOLVING CREDIT COMMITMENTS AND PRO RATA SHARES

Name of Incremental Revolving Credit Lender	Commitment	Pro Rata Share
Wells Fargo Bank, N.A.	$37,500,000	37.5%
SunTrust Bank	$22,500,000	22.5%
Royal Bank of Canada	$15,000,000	15%
U.S. Bank National Association	$15,000,000	15%
Bank of America, N.A.	$10,000,000	10%
Total	$100,000,000	100%

Schedule 2.01

REVOLVING CREDIT COMMITMENTS AND PRO RATA SHARES

Name of Lender	Commitment	Pro Rata Share
Wells Fargo Bank, N.A.	$97,500,000	32.50%
SunTrust Bank	$62,500,000	20.83%
Royal Bank of Canada	$45,000,000	15.00%
UBS AG, Stamford Branch	$30,000,000	10.00%
U.S. Bank National Association	$40,000,000	13.33%
Bank of America, N.A.	$25,000,000	8.33%
Total	$300,000,000	100%

Exhibit A

FORM OF NOTICE

[See attached]

FACILITY INCREASE NOTICE

February 5, 2016

Wells Fargo Bank, N.A., as Administrative Agent

c/o Wells Fargo Capital Finance

1 Boston Place, 18th Floor

Boston, MA 02108.

Tel 617-624-4439

eFax 866-356-4009

andrew.j.currie@wellsfargo.com

Ladies and Gentlemen:

This facility increase notice (this “Facility Increase Notice”) is executed and delivered by GYP HOLDINGS III CORP., a Delaware corporation the “Lead Borrowers”), to WELLS FARGO BANK, N.A., as administrative agent (“Administrative Agent”), pursuant to that certain ABL Credit Agreement, dated as of April 1, 2014 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with its terms, the “Credit Agreement;” the capitalized terms defined therein being used herein as therein defined), among the Lead Borrower, the other Borrowers from time to time party thereto, GYP HOLDINGS II CORP., a Delaware corporation, the Lenders from time to time party thereto and WELLS FARGO BANK, N.A., as Administrative Agent and Collateral Agent.

The Lead Borrower hereby request a $100,000,000 increase in the Revolving Credit Commitments pursuant to Section 2.14 of the Credit Agreement to $300,000,000 (the “Revolving Credit Commitment Increase”), and that the Revolving Credit Commitment Increase be effective on or after February 16, 2016.

In connection with the Revolving Credit Commitment Increase requested hereby, the Lead Borrower hereby represents, warrants, and certifies to Administrative Agent for the benefit of Lenders that:

(a)                                 The representations and warranties of the Lead Borrower and each other Loan Party contained in Article V or any other Loan Document are, or shall be, true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of this Facility Increase Notice and the proposed Revolving Credit Commitment Increase effective date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date;

(b)                                 Both at the time of this Facility Increase Notice and upon the effectiveness Revolving Credit Commitment Increase, no Default or Event of Default shall exist;

(c)                                  After giving effect on a Pro Forma Basis to the Revolving Credit Commitment Increase (assuming for such purposes that the entire amount of such Revolving Credit Commitment Increase is fully funded) the Lead Borrower shall be in compliance with the financial covenant set forth in Section 7.11 (regardless of whether such covenant is otherwise required to be tested pursuant to Section 7.11);

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(d)                                 After giving effect to the Revolving Credit Commitment Increase, Availability shall be not less than $1.00; and

(e)                                  The report and opinion of the independent certified public accountants with respect to the most recently delivered set of the financial statements delivered pursuant to Section 6.01(a) did not contain a qualification, exception or explanatory note of the type described in clause (B) of Section 6.01(a).

In the event that between the date hereof and the date of the Facility Increase, (i) any event should occur which could reasonably be expected to be an Event of Default or Default; or (ii) any representation, warranty or certification set forth above is inaccurate if made on the date of the Revolving Credit Commitment Increase, Lead Borrower shall notify Administrative Agent.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGE(S) FOLLOW(S).

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This Facility Increase Notice is executed on February 5, 2016.  The undersigned hereby certifies each and every matter contained herein to be true and correct.

LEAD BORROWER:

GYP HOLDINGS III CORP.

By:	/s/ H. Douglas Goforth
Name: H. Douglas Goforth
Title: Chief Financial Officer

Facility Increase Notice